Supplement to the May 1, 1998 Prospectus, as supplemented,
                        for  New York Spinnaker


                 Supplement dated February 27, 2009


Pioneer Variable Contracts Trust has authorized the liquidation of the Pioneer Small Cap Value VCT Portfolio on or about April 24, 2009. Contract Owners invested in the Pioneer Small Cap Value
VCT Portfolio will need to supply transfer instructions and updated allocation designations regarding the portfolio to Symetra Life Insurance Company prior to such liquidation date.

In preparation for  the liquidation, First Symetra National
Life Insurance Company of New York will no longer make available the Pioneer Small Cap Value VCT Portfolio to new investors, effective February 27, 2009. If you are invested in the Pioneer Small Cap Value VCT Portfolio on February 27th, and remain continuously invested thereafter, you will still be allowed to contribute to the portfolio until its liquidation on or
about April 24, 2009.   However, unless you have provided us
with updated allocations and transfer instructions prior to April 24, 2009, we will allocate any remaining investment you have in the Pioneer Small Cap Value VCT Portfolio to the
Pioneer Money  Market VCT Portfolio.

Contacting Symetra. If you have any questions, you can contact a First Symetra Client Services Representative at (800)796-3872.
You can also use our website at www.Symetra.com/NY.